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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 30, 2005

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

               000-31635                               95-4333817
         (Commission File No.)              (IRS Employer Identification No.)

           776 Palomar Avenue
         Sunnyvale, California                            94085
(Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (408) 522-3100

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 30, 2005, Endwave Corporation ("Endwave") signed a long-term purchase agreement with its largest customer, Nokia Corporation ("Nokia"), covering the terms and conditions of the sale of various Endwave transceiver products to Nokia. The purchase agreement is effective as of January 1, 2006 and provides a continuous bridge from the previous multi-year purchase agreement between the companies, which concluded on December 31, 2005. The purchase agreement does not provide for an expiration date and may only be terminated by either party upon 18 months' prior written notice or upon the occurrence of certain events listed in the purchase agreement.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ENDWAVE CORPORATION

Dated: January 6, 2006                         By:    /s/ JULIANNE M. BIAGINI
                                                      --------------------------
                                                      Julianne M. Biagini
                                               Title: Senior Vice President and
                                                      Chief Financial Officer